SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                -----------------

                          DWS Commodity Securities Fund
  (Effective on or about March 31, 2010: DWS Enhanced Commodity Strategy Fund)

Effective on or about March 31, 2010, the following sections of the prospectuses are replaced as follows and the fund will change its name to DWS Enhanced Commodity Strategy Fund.

The section of the fund's prospectuses under the heading "The Fund's Main Investment Strategy" will be replaced in its entirety by the following:

The Fund's Main Investment Strategy

The fund's investment objective is total return.

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The Fund invests in commodity-linked derivative instruments such as commodity-linked swaps, structured notes and futures contracts that are designed to provide exposure to the investment return of assets that trade in the commodity markets, without investing directly in physical commodities. Physical commodities are assets that have tangible properties such as gas, heating oil, industrial and other precious metals, livestock, or agricultural products.

The Fund may gain exposure to the commodity markets by investing a portion of its assets in a wholly-owned subsidiary organized under the laws of the Cayman Islands (the "Subsidiary"). Among other investments, the Subsidiary is expected to invest in commodity-linked derivative instruments. The Subsidiary may also invest in fixed income instruments some of which may serve as margin or collateral for the Subsidiary's derivatives positions. The Subsidiary is managed by the Advisor.

The Fund invests in fixed income securities, including inflation-indexed securities, of varying maturities issued by the US government, non-US governments, their agencies or instrumentalities, and US and non-US corporations and derivatives related to each of these types of securities. The Fund may invest in mortgage-backed and asset-backed securities, taxable municipal bonds and tax-exempt municipal bonds.

The Fund may invest up to 10% of its total asset in below investment grade bonds (grade BB/Ba and below, junk bonds).

Portfolio management generally will allocate the Fund's commodity-linked investments among a variety of different commodity sectors. Portfolio management will use a proprietary quantitative, rules-based methodology in determining the Fund's commodity sector weightings relative to the Fund's benchmark index, the Dow Jones UBS Commodity Index (the "DJ-USBC Index"). Portfolio management normally will rebalance commodity sector positions when a sector undergoes a "trigger event," reducing the Fund's exposure to commodity sectors that are "expensive" and increasing its exposure to sectors that are "cheap." Portfolio management may reduce the Fund's exposure to all commodity sectors when commodities in general appear overvalued.

The fund concentrates its investments in commodity-related industries.

Derivatives. The fund also may use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities) for hedging, risk management or non-hedging purposes to seek to enhance potential gains. The fund may use derivatives as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs. In particular, the fund may invest in interest rate swaps, total return swaps, credit default swaps and futures contracts.

Securities Lending. The fund may lend securities (up to one-third of total assets) to approved institutions.



January 20, 2010                                          [DWS INVESTMENTS LOGO]
DCSF-3605                                                    Deutsche Bank Group

The following information replaces similar information in "The Main Risks of Investing in the Fund" section of the fund's prospectuses:

There are several risk factors that could hurt the fund's performance, cause you to lose money or cause the fund's performance to trail that of other investments.

Commodities-related investments risk. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. In addition, the types of commodities-linked derivatives instruments in which the fund invests are more volatile than traditional securities and may subject the fund to special risks that do not apply to all derivatives transactions. The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, minerals, or agricultural products), a futures contract, swap or commodity index, or other economic variables based upon changes in the value of commodities or the commodities markets. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. Also, a liquid secondary market may not exist for the types of commodity-linked derivative instruments the fund buys, which may make it difficult for the fund to sell them at an acceptable price.

Focus risk. To the extent that the fund focuses its investments in particular sectors of the economy or particular industries, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those sectors or industries will have a significant impact on the fund's performance. For example, the real estate sector could be hurt by rising interest rates, falling real estate prices, overbuilding or zoning changes, and the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs.

Credit risk. A fund purchasing debt securities faces the risk that the creditworthiness of an issuer may decline, causing the value of the debt securities to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the debt security it has issued. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade debt securities. In some cases, debt securities, particularly high-yield debt securities, may decline in credit quality or go into default. Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Some securities issued by US government agencies or instrumentalities are backed by the full faith and credit of the US government. Others are supported only by the credit of that agency or instrumentality. For this latter group, if there is a potential or actual loss of principal and interest of these securities, the US government might provide financial support, but has no obligation to do so.

Interest rate risk. When interest rates rise, prices of debt securities generally decline. The longer the duration of the fund's debt securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) In certain interest rate environments, such as when real interest rates (current actual interest rates) are rising faster than nominal interest rates (meaning a real interest rate plus an expected inflation rate), inflation indexed bonds may experience greater losses than other interest-paying securities of comparable quality and duration.

Inflation-indexed bond risk. Any rise in interest rates may cause inflation-indexed bonds to decline in price, hurting fund performance. If interest rates rise owing to reasons other than inflation, the fund's investment in these securities may not be fully protected from the effects of rising interest rates. The performance of any bonds that are indexed to non-US rates of inflation may be higher or lower than those indexed to US inflation rates. There can be no assurance that the fund's returns will match or exceed the real rate of inflation.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.


January 20, 2010
DCSF-3605

Foreign investment risk. To the extent the fund invests in companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than US markets. To the extent that the fund invests in non-US dollar denominated foreign securities, changes in currency exchange rates may affect the US dollar value of foreign securities or the income or gain received on these securities. Foreign governments may restrict investment by foreigners, limit withdrawal of trading profit or currency from the country, restrict currency exchange or seize foreign investments. The investments of the fund may also be subject to foreign withholding taxes. Foreign transactions and custody of assets may involve delays in payment, delivery or recovery of money or investments. Foreign investment risks are greater in emerging markets than in developed markets. Emerging market investments are often considered speculative. Emerging market countries typically have economic and political systems that are less developed, and can be expected to be less stable than developed markets. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation.

Security selection risk. The securities in the fund's portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters.

The following information replaces similar information in "The Other Policies and Secondary Risks" section of the fund's prospectuses:

While the previous pages describe the main points of the fund's strategy and risks, there are a few other matters to know about:

o Although major changes tend to be infrequent, the fund's Board could change the fund's investment objective without seeking shareholder approval.

o When in the Advisor's opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of the fund's assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term high quality rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (5) repurchase agreements. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

o The fund may trade actively. This could raise transaction costs (thus lowering return) and could mean increased taxable distributions to shareholders and distributions that will be taxable to shareholders at higher federal income tax rates.

Additional risks listed below are in alphabetical order.

Counterparty risk. A financial institution or other counterparty with whom the fund does business (such as trading or securities lending), or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes (for example, many small company and foreign securities), for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Non-Diversification Risk. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

Prepayment and extension risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the fund's assets tied up in lower interest debt obligations. Prepayments could also create capital gains tax liability in some instances. Any unexpected behavior in interest rates could increase the volatility of the fund's share price and yield and could hurt fund performance.


January 20, 2010
DCSF-3605

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment's sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Senior Loans Risk. Because Senior Loans are not rated by a rating agency, registered with the Securities and Exchange Commission or any state securities commission, or listed on any national securities exchange, there may be less publicly available information about them then for registered or exchange-listed securities. Also, because portfolio management relies mainly on its own evaluation of the creditworthiness of borrowers, the fund is particularly dependent on portfolio management's analytical abilities. Senior Loans involve other risks described elsewhere in this prospectus, including conflict of interest risk, credit risk, interest rate risk, liquidity risk, and prepayment and extension risk.

Stock Market Risk. The fund is affected by how the stock market performs. To the extent the fund invests in a particular capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

Tax status risk. If a commodity-linked instrument is not regarded as producing tax-qualified income according to IRS standards, income and capital gains earned by the fund from that instrument may be subject to federal income tax, lowering the fund's share price. When distributed, that income would generally also be taxable to shareholders.

The following information supplements similar information contained in "The Fund's Performance History" section of the fund's prospectuses:

On or about March 31, 2010, the the Dow Jones UBS Commodity Index will replace the current blended benchmarks (25% MSCI World Energy Index, 25% MSCI World Material Index and 50% S&P Goldman Sachs Commodity Index) as the fund's benchmark index because the Advisor believes that it better reflects the fund's investment strategy.

The following information replaces similar disclosure about the portfolio management team under the heading "Portfolio management" in the fund's prospectuses:

The following people handle the day-to-day management of the fund:

  William Chepolis, CFA                                              Darwei Kung
  Managing Director of Deutsche Asset Management and Portfolio       Assistant Vice President of Deutsche Asset Management and
  Manager of the fund. Joined the fund in 2010.                      Portfolio Manager of the fund. Joined the fund in 2010.
   o Joined Deutsche Asset Management in 1998 after 13 years of       o Joined Deutsche Asset Management in 2006; previously has
     experience as vice president and portfolio manager for             worked as a Director, Engineering and Business Development
     Norwest Bank where he managed the bank's fixed income and          at Calpoint LLC from 2001-2004.
     foreign exchange portfolios.                                     o BS in Computational Finance and MS in Electrical
   o Portfolio Manager for Retail Fixed Income: New York.               Engineering from University of Washington (Seattle, WA); MS
   o BIS, University of Minnesota.                                      in Computational Finance and MBA in Business Administration
  Matthew F. MacDonald                                                  from Carnegie Mellon University.
  Director of Deutsche Asset Management and Portfolio Manager of
  the fund. Joined the fund in 2010.
   o Joined Deutsche Asset Management in 2006 after 14 years of fixed income experience at Bank of America Global Structured
     Products and PPM America, Inc., where he was portfolio
     manager for public fixed income, including MBS, ABS, CDOs
     and corporate bonds; earlier, as an analyst for MBS, ABS and money markets; and originally, at Duff & Phelps Credit
     Rating Company.
   o Portfolio Manager for Retail Fixed Income: New York.
   o BA, Harvard University; MBA, University of Chicago Graduate
     School of Business.

               Please Retain This Supplement for Future Reference

January 20, 2010
DCSF-3605